PIMCO Equity Series

Supplement Dated May 25, 2023 to the Prospectus dated November 1, 2022,

as supplemented from time to time (the “Prospectus”)

Class C and Class C-2 Shares Exchanges

The Board of Trustees of PIMCO Equity Series (the “Trust”) has approved an amendment to the Trust’s multi-class plan pursuant to Rule 18f-3 under the Investment Company Act of 1940, as amended, that permits exchanges of Class C shares of a series of the Trust for Class C-2 shares of a series of PIMCO Funds.

Accordingly, effective July 31, 2023, the first paragraph of the “Purchases, Redemptions and Exchanges – Exchanging Shares” section of the Prospectus is deleted in its entirety and replaced with the following:

You may exchange shares of a Fund for the same class of shares of any other fund of the Trust or a fund of PIMCO Funds that offers the same class of shares, subject to any restriction on exchanges set forth in the applicable Fund’s prospectus and any applicable sales charge and other rules, as described in the SAI. You may also exchange Class C shares of a Fund for Class C-2 shares of any other fund of PIMCO Funds, subject to any restriction on exchanges set forth in the applicable Fund’s prospectus. Shareholders interested in such an exchange may request a prospectus for these other funds by contacting the Trust.

Investors Should Retain This Supplement for Future Reference

PES_SUPP1_052523

PIMCO Equity Series

Supplement dated May 25, 2023 to the Statement of Additional Information

dated November 1, 2022, as supplemented from time to time (the “SAI”)

Class C and Class C-2 Shares Exchanges

The Board of Trustees of PIMCO Equity Series (the “Trust”) has approved an amendment to the Trust’s multi-class plan pursuant to Rule 18f-3 under the Investment Company Act of 1940, as amended, that permits exchanges of Class C shares of a series of the Trust for Class C-2 shares of a series of PIMCO Funds.

Accordingly, effective July 31, 2023, the sixth paragraph of the “Distribution of Trust Shares – Purchases, Exchanges and Redemption” section of the SAI is deleted in its entirety and replaced with the following:

As described in the Prospectuses under the caption “Exchanging Shares” and as described herein under “Exchange Privileges,” a shareholder generally may exchange shares of any Fund for shares of the same class of any other Fund of the Trust or any series of PIMCO Funds that is available for investment, each on the basis of their respective net asset values. A shareholder may also exchange Class C shares of any Fund for Class C-2 shares of any series of PIMCO Funds. The original purchase date(s) of shares exchanged for purposes of calculating any contingent deferred sales charge will carry over to the investment in the new Fund. For example, if a shareholder invests in Class C shares of one Fund and 6 months later (when the contingent deferred sales charge upon redemption would normally be 1%) exchanges his or her shares for Class C shares of another Fund, no sales charge would be imposed upon the exchange but the investment in the other Fund would be subject to the 1% contingent deferred sales charge until one year after the date of the shareholder’s investment in the first Fund as described in the Prospectuses.

In addition, effective July 31, 2023, the first paragraph of the “Distribution of Trust Shares – Additional Information about Purchases, Exchanges and Redemptions of Class A, Class C and Class R Shares – Exchange Privileges” section of the SAI is deleted in its entirety and replaced with the following:

Class A, Class C and Class R Shares. Except with respect to exchanges for shares of the Funds for which sales may be suspended to new investors or as provided in the applicable Fund’s prospectus or in this Statement of Additional Information, a shareholder may exchange Class A, Class C and Class R shares of any Fund for the same Class of shares of any other Fund in an account with identical registration on the basis of their respective net asset values. For Class R shares, specified benefit plans may also limit exchanges to Funds offered as investment options in the plan and exchanges may only be made through the plan administrator. Shares of one Class of a Fund may also be exchanged directly for shares of another Class of the same Fund (an “intra-fund exchange”), as described (and subject to the conditions and restrictions set forth) under “Distribution of Trust Shares—Purchases, Exchanges and Redemptions” in this Statement of Additional Information. Class C shares of a Fund may also be exchanged for Class C-2 shares of a series of PIMCO Funds. There are currently no other exchange fees or charges. Exchanges are subject to any minimum initial and subsequent investment minimum requirements for each share class of each Fund, except with respect to exchanges effected through the Trust’s Automatic Exchange Plan. An exchange (other than an intra-fund exchange) will constitute a taxable sale for federal income tax purposes.

Investors Should Retain This Supplement for Future Reference

PES_SUPP2_052523